Exhibit 99.2

OSG America L.P.

Third Quarter Fiscal 2009
Earnings Conference Call

November 2, 2009

This presentation may contain forward-looking statements regarding the Partnership’s prospects, including the outlook for U.S. tanker and articulated tug barge markets, the outcome of negotiations with AMSC,
OSG’s intention to tender for the outstanding common units of the Partnership, the payment of cash distributions, the timely delivery of newbuilds in accordance with contracted terms, projected drydocking schedule, off hire days for the fourth quarter of 2009, forecasted 2009 EBITDA, equity distribution from affiliates, charter hire expense, cash interest, drydocking and replacement reserves and cash available for distribution, projected distributable cash flow for the balance of 2009 and the forecast of U.S. economic activity and U.S. oil demand.  These statements are based on certain assumptions made by the
Partnership’s management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.  Forward-
looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-look statements.  Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in such forward-looking statements are described in the
Partnership’s Annual Report on Form 10-K for 2008 and those risks discussed in other reports the
Partnership files with the Securities and Exchange Commission.

Forward Looking Statements

Quarterly Results

Third Quarter 2009 Financial Results

Continued deterioration in spot market rates

TCE revenues up by less than $1 million

Increase in expenses, specifically charter hire

Overseas Puget Sound and Overseas Galena Bay exit layup and begin grain voyages

Distribution

Cash available for distribution was $8.5M, a decline of $3.4M from 2Q09 levels of $11.9M

Distribution coverage for third quarter was 74%

Estimated term charter coverage for 4Q09 is 85%; for 2010 59% and 2011 55%

$0.8

$63.7

$64.5

TCE Revenues

$9.6

19.3

($9.7)

3Q08

($7.2)

(6.8)

(0.4)

$2.4

Adjusted net income

12.5

Impairments

($10.1)

Reported Net Loss

3Q09

($ in millions)

Lower oil demand reduced volumes across all Jones Act markets

First nine months 2009 U.S. oil demand down by about 5% from 2008 levels

2009 USGC refinery utilization averaged 84% over first 8 months, down from 86% in same timeframe in 2008

Reduction in FCCUs further reduced manufacturing of light products

Delaware Bay Lightering: First 9 Months Market Activity

Volumes declined by 20% from last year’s levels

East Coast refining utilization levels declined to 73% from 82% in the same period last year

Announced Sunoco shutdown of Eagle Point refinery and Valero “temporary” shutdown of units at Delaware City could adversely impact lightering activities

68 vessels trading in Jones Act coastwise market at quarter end

Nine Jones Act vessels currently in lay up, including two OSG America ships

Four deliveries expected in 4Q09

Year-end fleet forecast at 72 vessels

Jones Act Market Update

Update on Other Activities

Dividend Suspended

AMSC Negotiations

Non-binding settlement signed

Change in provisions materially altering prior agreement

Dismissal with prejudice of all claims in arbitration among parties

Financial Overview

Henry Flinter
Chief Financial Officer

($ in thousands)	3Q09	3Q08
Shipping Revenues:		
Time charter revenues	$47,774	$43,193
Voyage charter revenues	23,347	31,019
	71,121	74,212
Operating Expenses:		
Voyage expenses	6,629	10,509
Vessel expenses	25,606	24,857
Charter hire expenses	17,547	11,385
Depreciation and amortization	12,759	12,902
General and administrative	5,910	4,857
Severance and relocation costs	-	-
Loss on sale or impairment of vessel	12,500	19,319
Total operating expenses	80,951	83,829
Loss from vessel operations	(9,830)	(9,617)
Equity income of affiliated companies	877	1,127
Operating income	(8,953)	(8,490)
Other income	14	87
	(8,939)	(8,403)
Interest expense	1,143	1,295
Net loss	($10,082)	($9,698)
General partner's interest in net loss	($202)	($194)
Limited partners' interest in net loss	($9,880)	($9,504)
Weighted-average units outstanding – basic and diluted	30,004,500	30,002,250
TCE Revenues[1]	$64,492	$63,703

OSG America L.P.
Page 7

Financial Highlights    Income Statement

Increase in time charter revenues primarily reflect
additional revenue days and higher rates for Jones Act
Product carriers delivered after 3Q08

TCE revenues were adversely impacted by a reduction
in international product spot rates and by the lay up of
vessels

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Lower equity income considers 2 fewer vessels under
management compared with 2008

Higher vessel expenses are due to an increase in
operating days resulting from 4 new product carriers and
the switch of the OSG 400 to bareboat charter from time
charter, somewhat offset by lower expenses for vessels
in lay up

Higher charter hire expense reflects delivery of 3 new
product carriers on bareboat from AMSC

Impairment in 2009 for 2 vessels

($ in thousands)	As of Sept 30, 2009	As of Dec. 31, 2008
Assets		
Cash	$11,379	$10,529
Voyage receivables	19,025	18,900
Other receivables	4,550	4,129
Inventory	2,989	1,855
Prepaid expenses and other current assets	5,655	4,770
Total current assets	43,598	40,183
Vessels, less accumulated depreciation	377,154	404,462
Vessel held for sale	-	1,310
Deferred drydock expenditures, net	18,563	26,536
Investment in Alaska Tanker Company, LLC	2,051	5,382
Intangible assets, less accumulated amortization	78,967	82,417
Other assets	18,735	14,271
Total Assets	$539,068	$574,561
Liabilities and Partners' Capital		
Accounts payable, accrued expenses and other liabilities	$30,625	$19,282
Advances from affiliated companies	14,190	12,586
Current portion of debt	3,144	3,007
Total current liabilities	47,959	34,875
Long-term debt	71,371	88,746
Other non-current liabilities	9,700	7,994
	129,030	131,615
Partners' Capital	410,038	442,946
Total Liabilities and Partners' Capital	$539,068	$574,561

OSG America L.P.

Page 8

Financial Highlights   Balance Sheet

Safely within debt covenants

Total debt levels have
declined by $17.2 million
over the first nine months of
2009

$170 million available under
revolver

($ in thousands)	Three Months Ended Sept. 30, 2009	Nine Months Ended Sept. 30, 2009
Net (loss) / income	($10,082)	$786
Add:		
Depreciation and amortization	12,759	38,379
Interest expense	1,143	3,516
Cash distributions from affiliated companies	0	5,346
Loss on sale or impairment of vessel	12,500	13,198
Less:		
Equity in income from affiliated companies	(877)	(2,015)
Non-cash charter hire expense	1,967	5,533
Cash interest expense	(1,060)	(3,266)
Drydocking capital expenditure reserve	(4,352)	(13,056)
Replacement capital expenditure reserve	(3,520)	(10,560)
Cash available for distribution	$8,478	$37,861

OSG America L.P.
Page 9

Distributable Cash Flow1

Distribution coverage was 74%
for the third quarter and 110% for
the first nine months  of 2009

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Actuals			Forecast	
	Three Months Ended				
	Mar. 31, 2009	Jun. 30, 2009	Sep. 30, 2009	Dec. 31, 2009	FY 2009
EBITDA	$ 20,047	$ 19,512 *	$ 16,320 *	$ 18,400	$ 74,300
Equity (income)/distribution from affiliates	4,781	(573)	(877)	(1,800)	1,500
Noncash charter hire expense	1,707	1,859	1,967	1,900	7,400
Cash interest	(1,168)	(1,038)	(1,060)	(1,100)	(4,400)
Drydocking reserve	(4,352)	(4,352)	(4,352)	(4,400)	(17,500)
Replacement reserve	(3,520)	(3,520)	(3,520)	(3,500)	(14,100)
Cash available for distribution	**$ 17,495**	**$ 11,888**	**$ 8,478**	**$ 9,500**	**$ 47,200**
Minimum distribution	**$ 11,481**	**$ 11,482**	**$ 11,482**	**$ 11,482**	**$ 45,900**
Coverage	**152%**	**104%**	**74%**	**83%**	**103%**

OSG America L.P.

Page 10

2009 Forecast

Fiscal 2009 coverage distribution is expected to be 103%

Full year coverage improved slightly from August due to the grain voyage performed by the Galena Bay which was not anticipated in the prior guidance

2009 coverage guidance has declined from 117% (March) to 103%
(November)

*Reflects add back of loss on sale or impairment of vessel

Appendix

Vessel Name	Vessel Type	Date of Build	Ownership Type	Charter-In Expiry	Charter-Out Expiry	Charter-out Party	Hull Type
OVERSEAS MAREMAR [1]	Non-Jones Act	4/24/1998	OWNED				DH
OVERSEAS LUXMAR [1]	Non-Jones Act	1/8/1998	OWNED				DH
OVERSEAS NEW ORLEANS	HANDYSIZE	6/1/1983	OWNED		12/31/2009	OSG	SH
OVERSEAS PUGET SOUND	HANDYSIZE	5/31/1983	OWNED		12/31/2009	OSG	SH
OVERSEAS GALENA BAY	HANDYSIZE	10/31/1982	OWNED				SH
OVERSEAS PHILADELPHIA	HANDYSIZE	5/1/1982	OWNED		1/11/2010	Citgo	SH
OVERSEAS DILIGENCE	HANDYSIZE	7/18/1977	OWNED				DH
OVERSEAS NIKISKI [3]	HANDYSIZE	6/11/2009	BB-In	6/11/2014	6/21/2012	Tesoro	DH
OVERSEAS BOSTON [3]	HANDYSIZE	2/19/2009	BB-In	2/19/2014	2/27/2012	Tesoro	DH
OVERSEAS TEXAS CITY [3]	HANDYSIZE	9/19/2008	BB-In	9/19/2015	10/3/2011	BP	DH
OVERSEAS NEW YORK [3]	HANDYSIZE	4/11/2008	BB-In	4/11/2015	4/21/2011	Shell	DH
OVERSEAS LOS ANGELES [3]	HANDYSIZE	11/16/2007	BB-In	11/16/2014	11/28/2014	BP	DH
OVERSEAS LONG BEACH [3]	HANDYSIZE	6/26/2007	BB-In	6/26/2014	7/6/2014	BP	DH
OVERSEAS HOUSTON [3]	HANDYSIZE	2/9/2007	BB-In	2/9/2014	3/1/2010	Shell	DH
OSG 243	ATB	4/24/2008	OWNED		12/31/2009	OSG	DH
OSG 242	ATB	4/5/2007	OWNED		12/31/2009	OSG	DH
OSG 209	ATB	5/26/2005	OWNED		11/30/2009	Marathon	DH
OSG 214 [2]	ATB	7/3/2004	OWNED				DH
OSG 254	ATB	11/29/2002	OWNED		8/15/2010	Valero	DH
OSG 252	ATB	2/1/2002	OWNED		7/15/2010	Chevron	DH
OSG 244	ATB	1/8/2001	OWNED		7/15/2010	Chevron	DH
OSG 192	ATB	10/20/1998	OWNED				DH
OSG 400	ATB	3/20/1981	BB-In	12/31/2009			DH

OSG America L.P.
Page 12

Operating Fleet

1 50% of revenue days are covered by a government contract, which has been extended through 2011; 2 Vessels in lay up; 3Charter- in dates are for initial terms (OSG America has unlimited renewal options); charter-out dates are for initial periods only. 4 On a COA contract servicing Sunoco in lightering.  A full fleet list that includes additional information is available in the Fleet section of
osgamerica.com

As of October 31, 2009

Vessel Name	Vessel Type	Trade	Expected Delivery Date	Ownership Type	Charter-In Expiry	Charter-Out Expiry	Charter-out Party	Hull Type
Newbuild Fleet								
HULL 013 (TBN OVERSEAS ANACORTES)	HANDYSIZE	PRODUCTS	2Q 2010	BB-In	6/25/2015	7/5/2013	Tesoro	DH
Option Vessels								
HULL 016 (TBN OVERSEAS CASCADE)	HANDYSIZE	SHUTTLE	4Q 2009	BB-In	11/13/2019	4/1/2015	Petrobras	DH
HULL 7801 (TBN OSG 350)	ATB	LIGHTERING	4Q 2009	OWNED		12/15/2019	Sunoco	DH
HULL 012 (TBN OVERSEAS MARTINEZ)	HANDYSIZE	PRODUCTS	1Q 2010	BB-In	3/5/2015	3/15/2013	Tesoro	DH
HULL 7901 (TBN OSG 351)	ATB	LIGHTERING	3Q 2010	OWNED		12/15/2019	Sunoco	DH
HULL 015 (TBN OVERSEAS CHINOOK)	HANDYSIZE	SHUTTLE	4Q 2010	BB-In	10/29/2020	5/1/2015	Petrobras	DH
HULL 014 (TBN OVERSEAS TAMPA)	HANDYSIZE	PRODUCTS	1Q 2011	BB-In	3/31/2021			DH

OSG America L.P.
Page 13

Newbuild Fleet & Option Vessels

Notes:

Newbuild vessels were contributed by OSG to OSG America at the time of its initial public offering; option vessels are those that the Partnership has the right to acquire from OSG at to-be-negotiated purchase prices prior to the first anniversary of the delivery of each vessel to OSG.

On October 14, 2008, American Shipping Company ("AMSC") notified OSG that AMSC was reversing the building sequence of these two vessels.  OSG disputes AMSC's ability to make this change without OSG’s consent, and OSG has objected and requested that this dispute be arbitrated expeditiously to avoid or reduce any harm to OSG or its ultimate customers.

As of October 31, 2009

($ in thousands)	Three Months Ended Sep. 30, 2009	Three Months Ended Sep. 30, 2008	Nine Months Ended Sep. 30, 2009	Nine Months Ended Sep. 30, 2008
TCE revenues	$64,492	$63,703	$196,160	$176,025
Voyage expenses	6,629	10,509	18,526	33,447
Shipping revenues	$71,121	$74,212	$214,686	$209,472

($ in thousands)	Three Months Ended Sep. 30, 2009	Three Months Ended Sep. 30, 2008	Nine Months Ended Sep. 30, 2009	Nine Months Ended Sep. 30, 2008
Net (loss) / income	($10,082)	($9,698)	$786	($1,008)
Interest expense	1,143	1,295	3,516	4,153
Depreciation and amortization	12,759	12,902	38,379	39,602
EBITDA	$3,820	$4,499	$42,681	$42,747

OSG America L.P.
Page 14

Reconciliation Tables

EBITDA

EBITDA represents operating earnings, which is before interest expense, plus other income and depreciation and amortization expense.
EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

TCE Revenue

Consistent with general practice in the shipping industry, the Partnership uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.
Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists the Partnership’s management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.